                                                                   EXHIBIT 10.24

                        LIONS GATE ENTERTAINMENT CORP.

                       SUBSCRIPTION AGREEMENT FOR UNITS


     A completed and originally executed copy of this Subscription must be delivered to Yorkton Securities Inc. at the following address:

                          BCE Place, 181 Bay Street
                                  Suite 3100
                               Toronto, Ontario
                                    MSJ 2T3

                            Attention: Nelson Smith
                           Telephone: (416) 864-3585
                              Fax: (416) 864-9509

--------------------------------------------------------------------------------

    LIONS GATE ENTERTAINMENT CORP. Issue: Units issued at US$2,550 per Unit.

    Number of Units: 648
                     -----------------------------------------------------------
    [NOTE: NUMBER OF UNITS AVAILABLE FOR SUBSCRIPTION IS LIMITED BY SECTION
    2(B)]

    Total Subscription Price: US$ 1,652,400
                              --------------------------------------------------
    Name and Residential Address of Subscriber:

    Name: Future Media Productions, Inc.    Residential 25136 Anza Drive
          ------------------------------                ------------------------
    Account No.:                            Address: Valencia, Ca. 91355
                 -----------------------             ---------------------------

    Alternate Registration Instructions: If other than in the name of the
    Subscriber:

    Name:                                   Residential
          ------------------------------                ------------------------
    Account No:                             Address:
                ------------------------             ---------------------------

    Delivery Instructions: The name and address (including contact name and telephone number) of the person to whom the certificate representing the Shares is to be delivered, other than the Subscriber:

    Name: Louis Weiss                       Address: 25136 Anza Drive
          ------------------------------             ---------------------------
    Contract Name:                                   Valencia, Ca. 91355
                   ---------------------             ---------------------------
    Telephone No.: 661-294-5575
                   ---------------------             ---------------------------
    Account No.
                ------------------------             ---------------------------

                       SUBSCRIPTION AGREEMENT FOR UNITS

THIS AGREEMENT is dated for reference the 21st day of December, 1999.
                                          ----
AMONG:
                   LIONS GATE ENTERTAINMENT CORP., a company having an address at Suite 3123, Three Bentall Centre, 595 Burrard Street, Vancouver, B.C., V7X 1J1

                   (the "Issuer")

AND:
                   YORKTON SECURITIES INC., a company having an address at Suite 3100, BCE Place, 181 Bay Street, Toronto, Ontario, M5J 2T3

                   (the "Agent")

AND:
                   THE SUBSCRIBER WHOSE NAME AND ADDRESS APPEARS ON THE EXECUTION PAGE OF THIS AGREEMENT

                   (the "Subscriber")


WHEREAS:

A. Each Unit of the Issuer ("Unit") consists of one 5.25% convertible redeemable preferred share, Series A ("Preferred Share") and 425 common share purchase warrants ("Warrants");

B. The Issuer is offering for issue and sale and the Agent is offering for sale, on a best efforts basis, the Units at a per Unit price of US$2,550 in accordance with the terms of this Agreement and an agency agreement dated December 20, 1999 between the Issuer and the Agent (the "Agency Agreement");

C. The Subscriber wishes to purchase Units of the Issuer in accordance with the terms of this Agreement; and

D. In order to prevent a change of control of the Issuer and in order for the Issuer to remain "Canadian-controlled" pursuant to the Investment Canada Act, this Agreement contains certain restrictions on the Subscriber, including in respect of the number of Units which may be purchased and in respect of the acquisition of additional securities of the Issuer.

     IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1.   Definitions
     -----------

     In this Agreement:

     (a) "Agency Agreement" means the agency agreement dated December 20, 1999 between the Issuer and the Agent;

     (b)  "Agent" means Yorkton Securities Inc.;

     (c) "Agreement" means this subscription agreement between the Issuer and the Subscriber;

     (d) "Applicable Securities Laws" includes, without limitation, collectively, all applicable securities, corporate and other laws, rules, regulations, notices and policies;

     (e) "Canadian Selling Jurisdictions" means the provinces of Ontario, Manitoba, Alberta and British Columbia;

     (f) "Closing" means the making of the deliveries contemplated in Section 7 of this Agreement in order to complete the purchase and sale of the Units contemplated hereby;

     (g) "Closing Date" means the date or dates of the Closing, as provided for in Section 6 of this Agreement;

     (h)  "Common Shares" means the common shares in the capital of the Issuer;

     (i)  "Documents" means, collectively:

          (i) the Annual Information Form on Form 20-F of the Issuer dated August 16, 1999 for the year ended March 31, 1999 and the management's discussion and analysis of financial condition and results of operations for the year ended March 31, 1999 incorporated by reference therein;

          (ii) the comparative audited financial statements of the Issuer as at and for the years ended March 31, 1999 and 1998, together with the notes thereto and the auditors' report thereon;

          (iii) the report to shareholders containing the unaudited interim comparative consolidated financial statements for the three month periods ended June 30, 1999 and 1998, and the three and six month periods ended September 30, 1999 and 1998; and

          (iv) the Management Information Circular of the Issuer dated August 12, 1999 prepared in connection with the Issuer's annual meeting of shareholders held on September 22, 1999;

     (j) "Exchanges" means collectively, The Toronto Stock Exchange and the American Stock Exchange;

     (k) "Execution Page" means the page or pages at the end of this Agreement for execution by the parties hereto and marked "Execution Page";

     (1) "Final Closing Date" means January 15, 2000 or such earlier date as may be agreed to in writing by the Agent and the Issuer;

     (m) "Financial Statements" means the audited financial statements of the Issuer for the year ended March 31, 1999 and the unaudited financial statements for the three months ended June 30, 1999 and the three and six months ended September 30, 1999;

     (n)  "Issuer" means Lions Gate Entertainment Corp.;

     (o) "Misrepresentation", "material change" and "material fact" shall have the meanings ascribed thereto under the Applicable Securities Laws of the Selling Jurisdictions; "distribution" means "distribution" or "distribution to the public", as the case may be, as defined under the Applicable Securities Laws of the Selling Jurisdiction; and "distribute" has a corresponding meaning;

     (p) "Offering" means the offering by the Issuer and the Agent, on a best efforts basis, of up to 13,000 Units;

     (q) "Preferred Shares" means the 5.25% convertible redeemable preferred shares, Series A in the capital of the Issuer;

     (r) "Preliminary Prospectus" means the preliminary short form prospectus of the Issuer dated December 6, 1999 in respect of the distribution of the Preferred Shares and Warrants comprising the Units, including (except where otherwise provided) all documents incorporated by reference therein, and any amendments thereto;

     (s) "Prospectus" means the final short form prospectus of the Issuer dated December 20, 1999 in respect of the distribution of the Preferred Shares and Warrants comprising the Units, including (except where otherwise provided) all documents incorporated by reference therein, and any amendments thereto;

     (t) "Public Record" means all information filed by or on behalf of the Issuer after March 31, 1999 and on or before the cessation of distribution of the Units with the Securities Commissions, including without limitation, the Documents, the Preliminary Prospectus and the Prospectus and any other information filed with any Securities Commission in compliance, or intended compliance, with any Applicable Securities Laws;

     (u) "Reference Date" means the reference date of this Agreement being the date first written above;

     (v)  "Regulation D" means Regulation D under the U.S. Securities Act;

     (w)  "Regulation S" means Regulation S under the U.S. Securities Act;

     (x) "Securities Commissions" means the securities commissions or similar regulatory authorities in the Canadian Selling Jurisdictions;

     (y) "Selling Jurisdictions" means the Canadian Selling Jurisdictions, the United States and such other jurisdictions as may be agreed to by the Issuer and the Agent;

     (z) "Subscription Price" means the price to be paid by the Subscriber to purchase the Units under the Offering, being US$2,550 per Unit;

     (aa) "Trust Company" means CIBC Mellon Trust Company in its capacity as registrar and transfer agent for the Preferred Shares and Common Shares and as trustee for the Warrants;

     (bb) "United States" means the United States as that term is defined in Regulation S under the U.S. Securities Act;

     (cc) "Units" means the units of the Issuer, where each Unit consists of one Preferred Share and 425 Warrants;

     (dd) "U.S. Person" means a "U.S. Person", as that term is defined in Regulation S under the U.S. Securities Act;

     (ee) "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States;

     (ff) "Warrant Indenture" means the warrant indenture to be dated as of the Closing Date between the Issuer and the Trust Company, as trustee, governing the terms and conditions of the Warrants; and

     (gg) "Warrants" means the common share purchase warrants of the Issuer, where each whole Warrant entitles the holder to purchase one Common Share at a price of US$5.00 prior to January 1, 2004.

2.   Subscription for Units
     ----------------------

     (a) On the terms and subject to the conditions set out in this Agreement, the Subscriber hereby subscribes for, and the Issuer agrees to issue and sell as herein provided, that number of Units set forth on the Execution Page, at and for the

          Subscription Price of US$2,550 per Unit, for that total Subscription Price set forth on the Execution Page.

     (b) The Issuer will not accept subscriptions for more than 4,350 Units from: (i) any Subscriber acting alone; (ii) all Subscribers forming a "voting group" (as defined in the Investment Canada Act); or (iii) all Subscribers "acting jointly or in concert" (as defined in the Securities Act (British Columbia)).

     (c)  No fractional Units may be purchased by a Subscriber.

     (d) At the Closing, Subscribers will be entitled to receive certificates representing the Preferred Shares and Warrants constituting the Units purchased, as provided for in Section 7 of this Agreement.

3.   Certification and Covenants of the Subscriber
     ---------------------------------------------

     The Subscriber certifies and covenants with the Issuer and the Agent that as of the Reference Date and the Closing Date (and in respect of Sections 3(b), 3(c), 3(d) and 3(e), for the period referred to below):

     (a)  Jurisdiction of Control: the Subscriber, or the beneficial purchaser
          -----------------------
          for whom it is purchasing, is:

          (i) [_] "Canadian-controlled" as determined pursuant to subsection 26(1) or 26(2) of the Investment Canada Act and in respect of which no determination or declaration has been made under subsection 26(2.1) of that Act (see attached Appendix "A"), or

          (ii) [X] Other: Delaware, USA
                                        ----------------------------------------
                                            (state jurisdiction of control)

     (b)  Restrictions on Acquisitions: the Subscriber hereby covenants that the
          ----------------------------
          Subscriber will not, acting alone, acting as part of a "voting group" (as defined in the Investment Canada Act) or "acting jointly or in concert" (as defined in the Securities Act (British Columbia)) with another person(s):

          (i) acquire an interest in Units which would cause the undersigned, such voting group or such group acting jointly or in concert, to acquire beneficial ownership of, or to exercise control or direction over, more than 4,350 Units; or

          (ii) acquire an interest in additional securities of the Issuer which would cause the undersigned, such voting group or such group acting jointly or in concert, to acquire beneficial ownership of, or to exercise control or direction over, more than 12.5% of the outstanding Common Shares (on a fully diluted basis);

               in each case, without the prior written consent of a majority of the directors of the Issuer.

          (c)  Restriction on Groups: the Subscriber hereby covenants that the
               ---------------------
               Subscriber will not act as part of a "voting group" (as defined in the Investment Canada Act) or act "jointly or in concert" (as defined in the Securities Act (British Columbia)) with another person(s), in any matter relating, directly or indirectly, to the Issuer;

          (d)  Restrictions on Soliciting Proxies: the Subscriber hereby
               ----------------------------------
               covenants that, during the period in which the Subscriber has beneficial ownership of, or exercises control or direction over, any Preferred Shares or more than 10% of the outstanding Common Shares (on a fully diluted basis), the Subscriber will not solicit proxies from any holders of securities of the Issuer, and will not participate in any solicitation of proxies (other than a solicitation by management), if such solicitation relates to the election of directors of the Issuer, provided that (i) the Issuer is not in default of its covenants contained in Sections
               5(z) and/or 5(aa) and/or 5(dd) and (ii) that number of nominees of the holders of the Series A Preferred Shares equal to the number of directors which the holders of Series A Preferred Shares are or would have been entitled to elect, exclusively and separately as a class, pursuant to the provisions of the amendment to the articles and memorandum of the Issuer contemplated by Section 5(z), have been elected as directors of the Issuer; and

          (e)  Restrictions on Transfer: the Subscriber hereby agrees that the
               ------------------------
               Subscriber may not sell or otherwise transfer the Units, the Preferred Shares or the Warrants, without the prior written approval of the Issuer. The Subscriber acknowledges that such approval may not be granted if the transferee is not "Canadian-controlled" and such approval may only be granted subject to certain conditions, including, without limitation, that the transferee be bound by the covenants contained in Sections 3(b), 3(c), 3(d) and 3(e) in respect of such securities to be transferred.

          The Subscriber acknowledges and agrees that the foregoing certification and covenants set out herein are made by the Subscriber with the intent that they be relied upon in determining its suitability as a purchaser of Units and the Subscriber hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses arising from any inaccuracy in or breach by the Subscriber of the foregoing certification and covenants.

          The Subscriber further acknowledges that damages would be an insufficient remedy for a breach by it of the covenants contained in Sections 3(b), 3(c), 3(d) and 3(e) and agrees that the Issuer may apply for and obtain any relief available to it in a court of law or equity, including injunctive relief, to restrain breach or threat of breach of the foregoing covenants by the Subscriber or to enforce the foregoing covenants, in addition to rights the Issuer may have to damages arising from such breach or threat of breach. In addition, the Subscriber acknowledges that the Issuer will not register, and will direct the Transfer Agent of the Issuer's securities not to register, any proposed transfer of such securities which violates the covenants in Sections 3(b) and 3(e).

     Notwithstanding any other provision herein, the covenants contained in Sections 3(b), 3(c), 3(d) and 3(e) shall not operate to prevent the Subscriber or any member of a "voting group" (as defined in the Investment Canada Act) of which the Subscriber forms a part or any person(s) with whom the Subscriber is "acting jointly or in concert" (as defined in the Securities Act (British Columbia)) from making a take-over bid for the Issuer in response to a competing take-over bid made for the Issuer by a person(s) who is not a member of a "voting group" (as defined in the Investment Canada Act) of which the Subscriber forms a part or a person(s) with whom the Subscriber is "acting jointly or in concert" (as defined in the Securities Act (British Columbia)).

     Notwithstanding any other provision herein, the covenants contained in Sections 3(b), 3(c), 3(d) and 3(e) shall survive the Closing Date for a period ending on the earlier of (i) 3 years from the Closing Date and
     (ii) the date on which the Issuer ceases to be "Canadian-controlled" as determined pursuant to subsection 26(l) or 26(2) of the Investment Canada Act and in respect of which no determination or declaration has been made under subsection 26(2.1) of that Act.

4.   Further Acknowledgements, Warranties, Representations and Covenants of
     ----------------------------------------------------------------------
     the Subscriber
     --------------

     The Subscriber acknowledges, warrants and represents to, and covenants with, the Issuer and the Agent that as of the Reference Date and the Closing Date:

     (a)  Legal Capacity: the Subscriber has the legal capacity to enter into,
          --------------
          execute and deliver this Agreement and this Agreement has been duly authorized, executed and delivered by, and once accepted by the Issuer, constitutes a legal, valid and binding agreement of, the Subscriber enforceable against the Subscriber in accordance with its terms;

     (b)  Age of Majority: if an individual, the Subscriber is of the full age
          ---------------
          of majority and is legally competent to execute this Agreement and to take all action pursuant to it;

     (c)  Acceptance By the Issuer: the offer made by the Subscriber in this
          ------------------------
          subscription is irrevocable and the offer requires acceptance by the Issuer and the Subscriber acknowledges that the Issuer may, in its sole discretion, accept or reject such offer in whole or in part, including pursuant to Section 2(b);

     (d)  Legal Advice: the Subscriber acknowledges and agrees that it is
          ------------
          responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder;

     (e)  Investment Suitability: the Subscriber, or any beneficial Subscriber
          ----------------------
          on whose behalf the Subscriber is purchasing the Units, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder and is able to bear the economic risk of loss of such investment;

     (f)  Compliance with Local Laws: the purchase by the Subscriber of the
          --------------------------
          Units subscribed for hereunder will be made in compliance with all requirements of the applicable laws of the jurisdiction(s) in which it is resident or to which it is subject and no filings or approvals will be required by the Subscriber under the laws of such jurisdiction(s) in connection with the purchase by it of the Units hereunder;

     (g)  No Representation: No person has made to the Subscriber any written or
          -----------------
          oral representation:

          (i) as to the future price or value of the securities offered hereunder; or

          (ii) that the Units or the securities which constitute the Units (excluding, for greater certainty, the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) will be listed and posted for trading on a stock exchange or that an application has been made to list and post such securities for trading on a stock exchange;

     (h)  No Registration: the Subscriber understands that the Units, the
          ---------------
          Preferred Shares, the Warrants and the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, have not been and will not be registered under the U.S. Securities Act, as amended or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements and the Subscriber understands and agrees that the Units, the Preferred Shares, the Warrants and the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, may not be traded in the United States or by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Preferred Shares, the Warrants and the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, will bear a legend to such effect; and

     (i) The Subscriber is one of the following (please check appropriate lines):

          (i)  _______ Not a "U.S. Person": the Subscriber, whether acting as principal, trustee or agent, is neither a U.S. Person, nor purchasing the Units as a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and this Agreement has not been signed in the United States; or

          (ii) _______ U.S. Residents: the Subscriber satisfies one or more of the categories indicated below (please check appropriate lines):

    _____ Category 1

          Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) thereof; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employee, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act 1974, if the investment decision is made by plan fiduciary, as defined in Section 3(21) thereof, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit has total assets in excess of US$5,000,000, or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

    _____ Category 2.

          Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

    _[X]_ Category 3.

          Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000;

    _____ Category 4.

          Any director or executive officer of the Issuer;

    _____ Category 5.

          Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Units exceeds US$1,000,000;

          Category 6.

          Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year;

              _____ Category 7.

                    Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

              _[X]_ Category 8.

                    Any entity in which all of the equity owners are accredited investors.

              and the Subscriber makes the additional representations and warranties contained in Schedule "A" attached to this Agreement.

      The Subscriber acknowledges and agrees that the foregoing representations, warranties and covenants set out herein are made by the Subscriber with the intent that they be relied upon in determining its suitability as a purchaser of Units and the Subscriber hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses arising from any inaccuracy in or breach by the Subscriber of the foregoing representations, warranties and covenants. The Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date. The Subscriber undertakes to notify the Issuer and the Agent immediately at the address of the Issuer or the Agent first set forth above of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Date.

5.    Warranties, Representations and Covenants of the Issuer
      -------------------------------------------------------

      The Issuer warrants and represents to, and covenants with the Subscriber and the Agent that as of the Reference Date and as at the Closing Date:

      (a) each of the Issuer and its subsidiaries has been duly incorporated and organized and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate authority and power to carry on its business, as now conducted and as presently proposed to be conducted by it, and to own, lease, or own and lease its property and assets (including licenses or other similar rights) and has all the requisite corporate power and authority to carry on its business as currently carried on or as currently proposed to be carried on;

      (b) each of the Issuer and its subsidiaries is qualified to carry on business under the laws of each jurisdiction in which it carries on a material portion of its business and is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates any material portion of its property or carries on any material portion of its business to enable its business and assets to be owned, leased and operated, except to the extent that the failure to so comply or to be so licensed, registered or qualified would not have a material adverse effect on the Issuer and its subsidiaries (taken as a whole) and all such licenses, registrations or qualifications which are material are valid and existing in good standing in all material respects;

     (c) except as otherwise disclosed in the Prospectus, each of the Issuer and its subsidiaries holds all requisite material licenses, registrations, qualifications, permits and consents necessary or appropriate for carrying on its business as currently carried on and all such licenses, registrations, qualifications, permits and consents are valid and subsisting and in good standing in all material respects and none of the same contains any burdensome term, provision, condition or limitation which has or may have a material adverse effect upon the operations of the business of the Company and its subsidiaries (taken as a whole) as currently carried on or as currently proposed to be carried on;

     (d) except as otherwise disclosed in the Prospectus, the Issuer owns all of the issued and outstanding shares of each of its subsidiaries, in each case free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever (other than mortgages, liens, charges, pledges and/or security interests granted to its principal banker in the ordinary course), and no person, firm or Issuer has any agreement, option, right or privilege (whether preemptive or contractual) capable of becoming an agreement, for the purchase from the Issuer or any of its subsidiaries of any interest in any of the issued or unissued shares in the capital stock of any subsidiary other than pursuant to a unanimous shareholders' agreement among the Issuer, Fox Family Worldwide Inc. and others dated June 23, 1998;

     (e) except as disclosed in the Prospectus, each of the Issuer and its subsidiaries has valid title to all of its material assets including all material licenses, free and clear of all charges, hypothecs, mortgages, encumbrances or other liens (other than mortgages, liens, charges, pledges and/or security interests granted to its principal lender and such other subordinated or project-specific lenders and other permitted liens as its principal lender permits);

     (f) the Issuer has full corporate power and authority to enter into this Agreement and the Warrant Indenture and to perform its obligations set out herein and therein and this Agreement and the Warrant Indenture have been, or will be, duly authorized, executed and delivered by the Issuer and are or will constitute a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with their terms, subject to laws relating to creditors' rights generally and except as rights to indemnity may be limited by applicable law;

     (g) at the Closing Date, the Preferred Shares and the Warrants will be duly and validly authorized, allotted and reserved for issuance and, in the case of the Preferred Shares, upon receipt of the purchase price therefor, will be issued as fully paid and non-assessable shares in the capital of the Issuer, as the case may be, and the Common Shares issuable upon exercise of the Warrants or conversion of the Preferred Shares will have been allotted and reserved for issuance;

     (h) the Issuer is not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of, this Agreement and the Warrant Indenture by the Issuer or any of the transactions contemplated hereby or thereby, does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the charter documents of the Issuer, by-laws or resolutions of shareholders or directors of the Issuer, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Issuer or any of its subsidiaries is a party or by which any of them is bound, or any judgment, decree or order or, to the best of the knowledge of the Issuer, any law, statute, rule or regulation applicable to the Issuer or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Issuer and its subsidiaries (taken as a whole) or its assets (on a consolidated basis);

     (i) other than as has been publicly and generally disclosed, there has not been any material adverse change in the business, operations, capital or condition (financial or otherwise) or results of the operations of the Issuer and its subsidiaries (taken as a whole) since March 31, 1999; and since March 31, 1999, there have been no material facts, transactions, events or occurrences which, to the knowledge of the Issuer, could materially adversely affect the capital, assets, liabilities (absolute, accrued, contingent or otherwise), business, operations or condition (financial or otherwise) or results of the operations of the Issuer and its subsidiaries (taken as a whole) which have not been disclosed to the public or in writing to the Subscriber;

     (j) the Financial Statements fairly present, in all material respects and in accordance with generally accepted accounting principles in Canada consistently applied, the financial position of the Issuer and its subsidiaries (on a consolidated basis) as at the dates thereof and the results of the operations of the Issuer and its subsidiaries (on a consolidated basis) for the periods then ended and reflect all liabilities (absolute, accrued, contingent or otherwise) of the Issuer and its subsidiaries (on a consolidated basis) as at the dates thereof;

     (k) except as disclosed in the Financial Statements, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Issuer or any of its subsidiaries at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affect, or may in any way materially adversely affect, the business, operations, capital or condition (financial or otherwise) of the Issuer and its subsidiaries (taken as a whole) or its assets (on a consolidated basis) or which questions the validity of any action taken or to be taken by the Issuer pursuant to or in connection with this Agreement or as contemplated by the Prospectus, or which affects or may affect the distribution of the Preferred Shares and Warrants comprising the Units, and the Issuer is not aware of any existing ground on which such action, suit, proceeding or inquiry might be commenced with any reasonable likelihood of success;

     (l) the information and statements set forth in the Public Record were true, correct and complete and did not contain any misrepresentation, as of the date of such information or statement, and the Issuer has not filed any confidential material change reports still maintained on a confidential basis;

     (m) the Issuer has an authorized share capital of 500,000,000 Common Shares and 200,000,000 preference shares, of which 30,551,167 Common Shares and no preference shares were issued and outstanding as at December 20, 1999 before giving effect to the Offering, and all of such issued and outstanding shares in the capital of the Issuer are duly authorized, issued and outstanding as fully paid and non-assessable shares in the capital of the Issuer. No person, firm or Issuer (except employees, officers and directors of the Issuer and its subsidiaries who collectively hold, as at December 13, 1999, options to acquire approximately 3,511,123 Common Shares) has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from the Issuer of any unissued shares of the Issuer except as otherwise described in the Prospectus and except pursuant to a unanimous shareholders' agreement among the Issuer, Fox Family Worldwide Inc. and others dated June 23, 1998;

     (n) except as otherwise described in the Prospectus, to the knowledge of the Issuer no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the Issuer or any of its subsidiaries;

     (o) no approval, authorization, consent or other order of, and no filing, registration or recording with, any governmental authority is required of the Issuer in connection with the execution and delivery or with the performance by the Issuer of this Agreement except compliance with the Applicable Securities Laws (including stock exchange approvals) with regard to the Offering;

     (p) the Issuer and its subsidiaries have timely filed all necessary material tax returns and notices and have paid or made provision for all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes are material and have become due or have been alleged to be due; the Issuer is not aware of any material tax deficiencies or material interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon with respect to itself or its subsidiaries which have not otherwise been provided for by the Issuer;

     (q) except as otherwise disclosed in the Prospectus, the Issuer is not aware of any legislation which it anticipates will materially and adversely affect the business, affairs, operations, assets, liabilities (contingent or otherwise) or prospects of the Issuer and its subsidiaries considered as a whole;

     (r) the Trust Company has been duly appointed transfer agent and registrar for the Common Shares of the Issuer and the Preferred Shares at its principal offices in the cities of Vancouver and Toronto and has been duly appointed as the Trustee for the Warrants and Chase Mellon Shareholder Services has been appointed co-transfer agent and co-registrar for the Common Shares;

     (s) no Securities Commission, other securities commission or similar regulatory authority, Exchange or other exchange in Canada, Europe, the United Kingdom or the United States has issued any order which is currently outstanding preventing or suspending trading in any securities of the Issuer, no such proceeding is, to the knowledge of the Issuer, pending, contemplated or threatened and the Issuer is not in default of any material requirement of Applicable Securities Laws of the Selling Jurisdictions;

     (t) the issued and outstanding Common Shares are listed and posted for trading on the Exchanges and the Common Shares issuable upon exercise of the Warrants and upon conversion of the Preferred Shares are conditionally approved for listing on the Exchanges subject to the fulfillment of all of the requirements of the Exchanges;

     (u) the Issuer is in compliance with its timely disclosure obligations under Applicable Securities Laws in the Selling Jurisdictions and under the rules of the Exchanges;

     (v) the Issuer is a "reporting issuer" or maintains an equivalent standard in each of the Canadian Selling Jurisdictions within the meaning of the Applicable Securities Laws in such provinces and is eligible to participate in the prompt offering qualification system in each of the Canadian Selling Jurisdictions with a "Current AIF" (within the meaning of National Policy Statement No. 47) and is not in default of any requirement in relation thereto in any material respect;

     (w) to the knowledge of the Issuer, no officer of the Issuer has a present intention to sell any material number of securities of the Issuer;

     (x) there are no actions, suits, proceedings, investigations or claims, pending or threatened against the Issuer or any of its subsidiaries in respect of any benefit acquired by the Issuer or any of its subsidiaries or any reassessment of any benefit acquired by the Issuer or any of its subsidiaries under any Canadian federal or provincial incentive program to promote the television and motion picture production and distribution industries ("Incentive Program") which would, if determined adversely to the Issuer or any of its subsidiaries, have a material adverse effect on the business, operations, capital or condition (financial or otherwise) of the Issuer and its subsidiaries (taken as a whole) or its assets (on a consolidated basis); any material representation or warranty made by the Issuer and/or its subsidiary in an application for a benefit issuable under an Incentive Program was true and accurate at the time said representation or warranty was made by the Issuer and/or subsidiary;

    (y) on the Closing Date, the Issuer will appoint Jon Feltheimer, Herbert Kloiber and Howard A. Knight to the board of directors of the Issuer to serve as board members until the next annual meeting of the Issuer;

    (z) the Issuer will submit to the shareholders of the Issuer a resolution to approve an amendment to the articles and memorandum of the Issuer at the next special or annual meeting of shareholders of the Issuer to provide holders of the Preferred Shares with a right satisfactory to the Subscriber, acting reasonably, to appoint three members and nominate a fourth member (who must be a resident of Canada) to the board of directors of the Issuer for so long as a certain number of Preferred Shares remain outstanding;

    (aa) if the amendment to the articles and memorandum of the Issuer provided for in Section 5(z) is not approved by the holders of the Common Shares, the Issuer will include in any slate of nominees proposed for election by the holders of Common Shares as directors of the Issuer four nominees of the holders of the Preferred Shares (of whom one must be a resident of Canada) for so long as a certain number of Preferred Shares remain outstanding (or the lesser number of nominees contemplated by the amendment to the articles and memorandum of the Issuer provided for in Section 5(z), of whom one must be a resident of Canada, if a fewer number of Preferred Shares remain outstanding) and if (and to the extent that) the holders of the Common Shares fail to elect as directors of the Issuer three nominees of the holders of the Preferred Shares for so long as a certain number of Preferred Shares remain outstanding, those nominees of the holders of the Preferred Shares shall nevertheless be entitled to receive notice of, together with all materials delivered to directors in respect of, and to attend, each meeting of the directors of the Issuer;

    (bb) it will file amended articles and an amended memorandum of the Issuer to create the Preferred Shares, on terms satisfactory to the Subscriber, acting reasonably;

    (cc) it will grant to any resident of the United States holding more than US$5 million principal amount of Preferred Shares, where the Common Shares issuable upon their conversion would not be freely tradeable in the United States, rights to require the Issuer, up to two times, to file a registration statement to qualify such Common Shares in the United States, provided that such rights will be exercisable commencing 12 months after the Final Closing Date and will be at the expense of the Issuer and provided further that such holders will also be granted rights to register the Common Shares issuable upon conversion of their Preferred Shares in any registration statement filed by the Issuer in the United States in respect of Common Shares; and

    (dd) it will grant to the holders of not less than one half of the Preferred Shares then outstanding the right to designate, by instrument in writing, the nominees of the holders of the Preferred Shares to be included in the slate of nominees proposed for election as directors of the Issuer as contemplated by Sections 5(z)and 5(aa).

6. Closing
   -------

   (a) The Closing will take place at the offices of Goodman Phillips & Vineberg, Suite 1900, 355 Burrard Street, Vancouver, British Columbia at 8:00 a.m., Vancouver time on December 23, 1999, or on such date or dates and at such time or times as the Issuer and the Agent determine (the "Closing Date"), but in any event no later than January 15, 2000, unless extended in writing by the parties.

   (b) After the Closing, the Issuer is irrevocably entitled to the Subscription Price, subject to the rights of the Subscriber under this Agreement and any applicable laws.

7. Payment and Delivery
   --------------------

   (a) At the Closing, the Agent, on behalf of the Subscriber, will deliver or will have delivered to the Issuer a bank draft or certified cheque payable to Lions Gate Entertainment Corp. representing the net aggregate Subscription Price for the Units subscribed for hereunder and the Issuer will thereupon deliver to the Agent, on behalf of the Subscriber, a photocopy of this Agreement confirming the execution hereof by the Issuer, and issue one or more definitive certificates representing the Preferred Shares and Warrants constituting the Units subscribed for hereunder, registered in the Subscriber's name (or in such other name as set forth under "Alternative Registration Instructions" on the first page of this Agreement) and will cause to be delivered to the Agent such definitive certificates.

   (b) In the event that the Closing has not occurred by January 15, 2000, unless extended, or this subscription is not accepted by the Issuer, this Agreement and the subscription proceeds, together with any other documents delivered in connection herewith, will be returned to the Subscriber at the address under "Name and Residential Address of the Subscriber" on the first page of this Subscription Agreement within ten business days of the date of such event.

8. Acceptance of Subscription
   --------------------------

   (a) The Issuer intends to offer for issue and sale an aggregate of up to 13,000 Units at a per Unit price of US$2,550, for an aggregate amount of up to US$33,150,000 in accordance with the terms of this Agreement and the Agency Agreement. The Issuer in its sole discretion may accept or reject this subscription (in whole or in part), including pursuant to
        Section 2(b).

   (b) If this subscription is rejected, the Subscriber understands that any funds delivered by the Subscriber to the Agent will be promptly returned to the Subscriber without deduction or interest. The Subscriber hereby waives any requirement for the Issuer to communicate its acceptance of this subscription to the Subscriber. The Issuer will be deemed to have accepted this offer upon delivery at the Closing Date to the Subscriber of the certificate representing the Units referred to in
        Section 7 above.

9.   Authority of Agent
     ------------------

     The Subscriber irrevocably authorizes the Agent in its sole discretion:

     (a) to act as the Subscriber's representative at the Closing, to execute in its name and on its behalf all required receipts and documents, to receive a certificate or certificates for the Preferred Shares and Warrants constituting the Units purchased by the Subscriber and to terminate this Agreement on its behalf in the event that any condition precedent to the offering has not been satisfied; and

     (b) to vary any time periods, including establishing and/or changing the Closing Date or the time of Closing.

10.  No Assignment
     -------------

     The Subscriber may not assign all or any part of its interest in or to this Agreement without the written consent of the Issuer and any purported assignment without such consent is void.

11.  Notice
     ------

     Any notice to be given by any party to another under this Agreement will be deemed to be properly given when in writing and delivered by hand or communicated by telecopier, on any business day to the following address for notice of the intended recipient:

          for the Subscriber:

          To the address of the Subscriber set out under "Name and Residential Address of the Subscriber" on the first page of this Agreement.

          for the Issuer:

          LIONS GATE ENTERTAINMENT CORP.
          Suite 3123, Three Bentall Centre
          595 Burrard Street
          Vancouver, British Columbia
          V7X 1Jl

          Attention: Mr. Gordon Keep
          Fax: (604)609-6145

          for the Agent:

          YORKTON SECURITIES INC.
          Suite 3100
          BCE Place, 181 Bay Street
          Toronto, Ontario
          M5J 2T3

            Attention: Nelson Smith
            Fax: (416)864-9509

     A party may by notice to the other party change its address for notice to some other address and will so change its address for notice to an address that is adequate whenever its existing address for notice is not adequate for delivery by hand.

12.  Further Assurances
     ------------------

     The parties hereto each covenant and agree to execute and deliver such further agreements, documents and writings and provide such further assurances as may be required by the parties to give effect to this Agreement and without limiting the generality of the foregoing to do all acts and things, execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all regulatory or governmental bodies or stock exchanges having jurisdiction over the Issuer's affairs or as may be required from time to time under the applicable securities legislation, and any other applicable law.

13.  Miscellaneous
     -------------

     (a) The representations, warranties and covenants contained in this Agreement, in any Schedule hereto, in any documents to be executed and delivered pursuant to this Agreement and in any documents executed and delivered in connection with the completion of the transaction contemplated herein shall survive the Closing and, notwithstanding the Closing and any investigations made by or on behalf of the Subscriber, shall continue in full force and effect for two years from the Closing Date and any claim in respect thereof, except a claim based on fraud (which may be made at any time), shall be made in writing within the time so limited for survival.

     (b) This Agreement is and will be deemed to have been made in British Columbia and for all purposes will be governed exclusively by and interpreted according to the laws of British Columbia, and the parties hereby agree to submit to the jurisdiction of the Courts of British Columbia in connection with any disputes arising hereunder.

     (c) Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

     (d) Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Subscriber, by the Agent, or by anyone else.

     (e) This Agreement may be amended only in writing signed by each of the Issuer, the Agent and the Subscriber.

     (f)  In this Agreement a reference to:

          (i)   currency means United States currency;

          (ii) a statute or code or a specific provision thereof includes every regulation made pursuant thereto, all amendments to the statute, code or any such regulation in force from time to time, and any statute, code or regulation that supplements or supersedes such statute, code or any such regulation; and

          (iii) an entity includes any entity that is a successor of such entity.

     (g) The terms, provisions, representations, warranties and covenants of the Issuer and the Subscriber, respectively, survive the Closing, the payment of the Subscription Price, the issue and delivery of the Preferred Shares and Warrants, the completion of filings contemplated herein, and all other transactions contemplated herein.

     (h) This Agreement may be executed in as many counterparts as may be necessary, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

     (i) This Agreement enures to the benefit of and is binding upon the Issuer, the Agent and the Subscriber and their respective successors and permitted assigns.

     (j) The obligations of the parties hereunder are subject to any required regulatory approvals, if any, being obtained.

              The remainder of this page has been intentionally left blank.

                                Execution Page
                                --------------

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

                         PLEASE COMPLETE THIS SECTION

The undersigned Subscriber hereby subscribes for:

____ 648 _____ Units at a price of US$2,550 per Unit for a total Subscription Price of: US$ _____________________

Future Media Productions, Inc.
---------------------------------------------------------------
Name of Subscriber (Please print)


---------------------------------------------------------------
Signature of Subscriber


Per: Alex Sandel
    -----------------------------------------------------------
    Authorized Signatory (if Subscriber is not an individual)

President /s/ ^^ILLEGIBLE SIGNATURE^^
---------------------------------------------------------------
Title


This subscription is hereby accepted as to ________________________ Units.

LIONS GATE ENTERTAINMENT CORP.

Per: /s/ ^^ILLEGIBLE SIGNATURE^^
    ------------------------------------------
            Authorized Signatory


This subscription is hereby acknowledged and the authority provided in Section 9 is hereby accepted.

YORKTON SECURITIES INC.

Per:
    ------------------------------------------
Per:           Authorized Signatory

                                Execution Page
                                --------------

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

                         PLEASE COMPLETE THIS SECTION

The undersigned Subscriber hereby subscribes for:

_________ Units at a price of US$2,550 per Unit for a total Subscription Price of: US$_________________


-------------------------------------------------------------------
Name of Subscriber (Please print)


-------------------------------------------------------------------
Signature of Subscriber


Per:
    ---------------------------------------------------------------
    Authorized Signatory (if Subscriber is not an individual)



-------------------------------------------------------------------
Title


This subscription is hereby accepted as to _____________________ Units.


LIONS GATE ENTERTAINMENT CORP.


Per:
    ---------------------------------------------------------------
                    Authorized Signatory



This subscription is hereby acknowledged and the authority provided in Section 9 is hereby accepted.

YORKTON SECURITIES INC.


Per:
     /s/ NELSON SMITH
     --------------------------------------------------------------
Per: Authorized Signatory

                                Execution Page
                                --------------

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

                         PLEASE COMPLETE THIS SECTION

The undersigned Subscriber hereby subscribes for:

_____ 648 _____ Units at a price of US$2,550 per Unit for a total Subscription Price of: US$_________________

Future Media Productions, Inc.
----------------------------------------------------------------
Name of Subscriber (Please print)


----------------------------------------------------------------
Signature of Subscriber


Per:  Alex Sandel
     -----------------------------------------------------------
     Authorized Signatory (if Subscriber is not an individual)

President         ^^ILLEGIBLE SIGNATURE^^
----------------------------------------------------------------
Title


This subscription is hereby accepted as to __________________ Units.

LIONS GATE ENTERTAINMENT CORP.

Per:
    ------------------------------------------------------------
                     Authorized Signatory


This subscription is hereby acknowledged and the authority provided in Section 9 is hereby accepted.

YORKTON SECURITIES INC.


Per:
    ------------------------------------------------------------
Per:                 Authorized Signatory

                                      A-l

                    SCHEDULE "A" TO SUBSCRIPTION AGREEMENT

                       U.S. Representations & Warranties
                       ---------------------------------

     If the Subscriber falls under one of the categories listed in Section 4(i)(ii) of the Subscription Agreement, by executing the Subscription Agreement, the Subscriber, on its own behalf and, if applicable on behalf of others for whom it is contracting, represents, warrants and acknowledges to the Issuer the following:

     (a) the Subscriber is acquiring the Units for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Units in violation of the United States securities laws;

     (b) if the Subscriber decides to offer, sell or otherwise transfer any of the Units, the Preferred Shares, the Warrants or the Common Shares issuable upon conversion of the Preferred Shares or upon exercise of the Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

           (i)    the sale is to the Issuer;

           (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

           (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

           (iv) such securities are sold in a transaction exempt from registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer satisfactory evidence of the availability of such exemption which may, at the Issuer's discretion, include an opinion of counsel;

     (c) the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Units, the Preferred Shares, the Warrants or the Common Shares issuable upon conversion of the Preferred Shares or upon exercise of the Warrants. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Issuer will be a "passive foreign investment company" ("PFIC") within the meaning of
           Section 1291 of the United States Internal Revenue Code;

(d) the Subscriber understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(e) the Subscriber understands that all certificates representing the Preferred Shares, the Warrants and the Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, sold in the United States as part of the Offering, and all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT")NOR THE SECURITIES ACT OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS THEY ARE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE COMPANY;

      provided that, if any such Preferred Shares, Warrants and Common Shares issuable upon conversion of the Preferred Shares and upon exercise of the Warrants, are being sold outside the United States in accordance with Rule 904 of Regulation S, the legend relating to United States securities laws may be removed by providing a declaration to the Issuer in such form as the Issuer's counsel from time to time prescribes; and provided, further, that, if any such securities are being sold under paragraph (C) above, the legend relating to the United States securities laws may be removed by delivery to the Issuer, of an opinion of counsel, of recognized standing reasonably satisfactory to the Issuer's counsel, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

                   Appendix "A" to Subscription Agreement

                 Relevant Provisions of the Investment Canada Act

1.   Section 3 - Definitions:

     "Canadian" means

     (a)   a Canadian citizen,

     (b) a permanent resident within the meaning of the Immigration Act who has been ordinarily resident in Canada for not more than one year after the time at which he first became eligible to apply for Canadian citizenship,

     (c) a Canadian government, whether federal, provincial or local, or an agency thereof, or

     (d) an entity that is Canadian-controlled, as determined pursuant to subsection 26(1) or (2) and in respect of which no determination or declaration has been made under subsection 26(2.1) or (2.2).

     "voting group" means two or more persons who are associated with respect to the exercise or rights attached to voting interests in an entity by contract, business arrangement, personal relationship, common control in fact through the ownership of voting interests, or otherwise, in such a manner that they would ordinarily be expected to act together on a continuing basis with respect to the exercise of those rights.

     "voting interest", with respect to

     (a)   a corporation with share capital, means a voting share,

     (b) a corporation without share capital, means an ownership interest in the assets thereof that entitles the owner to rights similar to those enjoyed by the owner of a voting share, and

     (c) a partnership, trust or joint venture, means an ownership interest in the assets thereof that entitles the owner to receive a share of the profits and to share in the assets on dissolution.

     "voting share" means a share in the capital of a corporation to which is attached a voting right ordinarily exercisable at meetings of shareholders of the corporation and to which is ordinarily attached a right to receive a share of profits, or to share in the assets of the corporation on dissolution, or both.

2.   Section 26(l) to (2.2) - Rules Respecting Control of Entities:

     (1)   Subject to subsections (2.1) and (2.2), for the purposes of this Act,

     (a) where one Canadian or two or more members of a voting group who are Canadians own a majority of the voting interests of an entity, it is a Canadian-controlled entity;
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                                      A-4

(b) where paragraph (a) does not apply and one non-Canadian or two or more members of a voting group who are non-Canadians own a majority of the voting interests of an entity, it is not a Canadian-controlled entity;

(c) where paragraphs (a) and (b) do not apply and a majority of the voting interests of an entity are owned by Canadians and it can be established that the entity is not controlled in fact through the ownership of its voting interests by one non-Canadian or by a voting group in which a member or members who are non-Canadians own one-half or more of those voting interests of the entity owned by the voting group, it is a Canadian entity; and

(d) where paragraphs (a) to (c) do not apply and less than a majority of the voting interests of an entity are owned by Canadians, it is presumed not to be a Canadian-controlled entity unless the contrary can be established by showing that:

       (i) the entity is controlled in fact through the ownership of its voting interests by one Canadian or by a voting group in which a member or members who are Canadians own a majority of those voting interests of the entity owned by the voting group, or

       (ii) in the case of an entity that is a corporation or limited partnership, the entity is not controlled in fact through the ownership of its voting interest and two-thirds of the members of its board of directors or, in the case of a limited partnership, two-thirds of its general partners, are Canadians.

(2) Subject to subsection (2.1) and (2.2), where it can be established that a trust is not controlled in fact through the ownership of its voting interests, subsection (1) does not apply and the trust is a Canadian-controlled entity where two-thirds of its trustees are Canadians.

(2.1) Where an entity that carries on or proposes to carry on a specific type of business activity that is prescribed for the purposes of paragraph 15(a) qualifies as a Canadian-controlled entity by virtue of subsection
       (1) or (2), the Minister may nevertheless determine that the entity is not a Canadian-controlled entity where, after considering any information and evidence submitted by or on behalf of the entity or otherwise made in fact by one or more non-Canadians.

(2.2) Where an entity referred to in subsection (2.1) has refused or neglected to provide, within a reasonable time, information that the Minister or the Director has requested and that the Minister considers necessary in order to make a decision under that subsection, the Minister may declare that the entity is not a Canadian-controlled entity.